As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09035

The Barrett Funds
(Exact name of registrant as specified in charter)

90 Park Avenue, New York, NY 10016
(Address of principal executive offices) (Zip code)

Peter H. Shriver, President
Barrett Associates, Inc.
90 Park Avenue, New York, NY 10016
(Name and address of agent for service)

212-983-5080
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2007

Item 1. Report to Stockholders.

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Letter to Shareholders July 24, 2007
Dear Fellow Shareholders:

In the final fiscal quarter of 2007, ending on June 30, the Barrett Growth Fund generated a return for its shareholders of 3.97% compared to 6.28% for the S&P 500 and 6.57% for the Lipper Large-Cap Growth Funds Index.  With the results of this challenging quarter, the Fund trailed the Lipper Index and the S&P 500 for the full fiscal year but did generate a respectable return of 14.34%.  The Fund continues to lead other growth mutual funds over the last five years as well as since inception.

	Total Return		Average Annual Total Returns
	Fourth Quarter	One-Year	Five-Year	Since Inception
	04/01/07-06/30/07	07/01/06-06/30/07	07/01/02-06/30/07	12/29/98-06/30/07
Barrett Growth Fund	+3.97%	+14.34%	+8.33%	+2.51%
Lipper Large-Cap Growth	+6.57%	+16.13%	+7.71%	(0.24%)
Funds Index[1]
S&P 500® Index[2]	+6.28%	+20.59%	+10.71%	+3.91%

The performance data quoted represents past performance, which does not guarantee future results.  Current performance may be lower or higher than the performance shown.  The investment return and principal value of an investment will fluctuate so that an  investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance data current  to the most recent month end may be obtained by calling (877) 363-6333 toll free. Calculations assume reinvestment of all distributions.  Performance would have been lower if fees had not been waived in various periods.  Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Fund is 2.63%.  Gross expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and do not reflect fee waivers or reimbursements.  These expenses include management fees, 12b-1 distribution and service fees, and other expenses.

Net expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and reflect contractual fee waivers and/or reimbursements.  The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until October 31, 2007 to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets.

1  The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. An index is unmanaged.  Investors cannot invest directly in an index.
2  The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged.  Investors cannot invest directly in an index.

The Quarter and Year in Review

The equity markets had a positive quarter.  The US economy recovered from a sluggish rate of growth in the first calendar quarter and the stock market was boosted by surprisingly good corporate earnings.  In the face of rising commodity prices, the strength in international economies together with the weakening of the US dollar, helped the larger public companies generate strong results.  The equity markets also reacted favorably to the increasing number of mergers and acquisitions being led by the major private equity firms, while almost dismissing the louder rumblings coming

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from the mortgage and associated debt markets.  The downturn in the housing continues and the Fund has avoided any direct investments in this area.

The bond market was under pressure in the last quarter due to sub-prime mortgage concerns and other issues.  As we write, the capital markets are facing an estimated $200 billion in high yield issuance expected over the next couple of months to finance private equity acquisitions.  Already, a couple of the smaller issues have been canceled due to lack of investor interest.  We could see a slowdown in mergers and acquisitions if the financing dries up and this could have a negative impact on the stock market.

While the growth of our domestic economy has moderated over the past twelve months, the economic outlook outside the US continues to be favorable. The European economies are growing nicely despite the headwinds of a strong euro and Japanese GDP is expected to grow at a faster rate than the US GDP.  The growth trajectory of the developing markets may moderate but still remains buoyant.  In all, we look for global demand to remain an important factor in the equity markets sustaining solid earnings growth for our companies in the coming quarters.

Performance Review

The five best and worst performing holdings during the quarter ending June 30, 2007 are shown below:

	Best Performers			Worst Performers
		Percentage			Percentage
		Change			Change
1.	Rowan Cos., Inc.	26.2%	1.	United Natural Food Inc.	(13.2%)
2.	Autodesk Inc.	25.2%	2.	Zions Bancorp	(9.0%)
3.	Schlumberger Ltd.	22.9%	3.	Genentech, Inc.	(7.9%)
4.	Navteq Corp.	22.7%	4.	Hershey Foods Corp.	(7.4%)
5.	Rockwell Automation	16.0%	5.	US Bancorp	(5.8%)

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The Portfolio

Sector and industry returns were quite varied in the quarter.  In the broad market, financials continued to be among the weakest sectors while energy and technology were the strongest.  The lackluster performance of the consumer stocks reflected investors’ guarded outlook for economic growth for the remainder of this year.  As a growth fund, we invest primarily in companies that will grow their revenues and earnings despite the whims of the economy.  Many of the best performing stocks in the S&P 500 in the last quarter were cyclical stocks whose prospects are tied directly to the economy.  The Fund has little representation in heavy industry type stocks like those of metals or mining companies.  The cyclical nature of these companies can help but also harm investors when the economic trends work against them.

Investment  Outlook

Going into the second half of calendar year 2007, we are looking for corporate profits to remain solid but moderate.  Whereas a few months ago people were looking to gauge when the Federal Reserve was going to raise rates to contain the economic growth, the question currently is whether rates will need to be lowered to help support an increasingly stretched consumer.  As the Federal Reserve has recently admitted, however, the threat of inflationary pressures has not subsided, so an interest rate cut in the near future is still uncertain.  In this current environment, we prefer the equities of companies that are expanding their businesses on a consistent basis to fixed income or cash.

We remain confident in the fundamental prospects of the companies in the Fund. With a focus on strong balance sheets and rising earnings, we believe the companies

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have the solid financial strength to support them through any slowdown in the economy and are well positioned to benefit from new growth opportunities.

Thank you for choosing the Barrett Growth Fund.  Please visit us at our website, www.barrettgrowthfund.com.  If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Investment Risks: All investing entails risks, including the possible loss of principal.  The Fund may invest in foreign securities.  Foreign securities involve special risks not ordinarily associated with U.S. securities, such as currency fluctuations, and changes in political and economic conditions.  The Fund may also invest in mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.

The outlook and views presented above are those of the Investment Adviser as of 7/24/07, and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates.  Any such views are subject to change at any time based on market or other conditions, and Barrett Associates and Legg Mason Investor Services disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice.  The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed as to its accuracy or completeness.

This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should consider the risks, investment objectives, charges and expense of the Fund carefully before investing.  The prospectus contains this and other information about the Fund. Investors should read the prospectus carefully before investing.

Shares of the Barrett Growth Fund are distributed by Legg Mason Investor Services, LLC (Member SIPC/NASD).  Legg Mason Investor Services, LLC and Barrett Associates, Inc. are both subsidiaries of Legg Mason, Inc

TN07-726 (08/07)]

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Expense Example – June 30, 2007 (Unaudited)

As a shareholder of the Barrett Growth Fund (the “Fund”), you incur ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2007 – June 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2007 to
	January 1, 2007	June 30, 2007	June 30, 2007

Actual	$1,000.00	$1,039.70	$6.32
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.60	$6.26

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

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Schedule of Investments
June 30, 2007

		Market
Shares		Value
	COMMON STOCKS - 97.10%
	BASIC INDUSTRY - 23.31%
	Energy - 9.08%
3,500	Exxon Mobil Corporation	$293,580
10,000	Rowan Companies, Inc.	409,800
10,000	Schlumberger Limited	849,400
6,000	XTO Energy, Inc.	360,600
		1,913,380
	Industrial - 12.45%
12,000	Donaldson Company, Inc.	426,600
12,500	Ecolab, Inc.	533,750
5,200	L-3 Communications
	Holdings, Inc.	506,428
9,000	Rockwell Automation, Inc.	624,960
7,500	United Technologies
	Corporation	531,975
		2,623,713
	Transportation - 1.78%
14,000	UTI Worldwide, Inc.	375,060
	Total Basic Industry	4,912,153
	CONSUMER PRODUCTS
	& SERVICES - 21.45%
	Consumer Products - 16.86%
15,000	The Hershey Company	759,300
9,000	PepsiCo, Inc.	583,650
10,000	The Procter & Gamble Company	611,900
20,000	Sysco Corporation	659,800
15,000	Tim Hortons, Inc.	461,250
18,000	United Natural Foods, Inc. (a)	478,440
		3,554,340
	Retailing - 4.59%
7,000	Target Corporation	445,200
12,000	Walgreen Company	522,480
		967,680
	Total Consumer Products
	& Services	4,522,020

		Market
Shares		Value
	FINANCIAL SERVICES - 15.55%
	Financial Services - 15.55%
12,000	Citigroup, Inc.	$615,480
2,700	The Goldman Sachs Group, Inc.	585,225
8,000	Morgan Stanley	671,040
9,000	State Street Corporation	615,600
10,000	U.S. Bancorp	329,500
6,000	Zions Bancorporation	461,460
		3,278,305
	Total Financial Services	3,278,305
	HEALTH CARE - 15.63%
	Biotechnology - 5.81%
8,000	Genentech, Inc. (a)	605,280
6,000	Genzyme Corporation (a)	386,400
6,000	Gilead Sciences, Inc. (a)	232,620
		1,224,300
	Medical Devices & Services - 9.82%
8,000	Cerner Corporation (a)	443,760
6,500	Covance, Inc. (a)	445,640
9,000	Millipore Corporation (a)	675,810
8,000	Stryker Corporation	504,720
		2,069,930
	Total Health Care	3,294,230
	INFORMATION SERVICES - 6.50%
	Business Services - 6.50%
15,000	Accenture Ltd.	643,350
15,000	Automatic Data
	Processing, Inc.	727,050
		1,370,400
	Total Information Services	1,370,400
	SOFTWARE/ELECTRONICS - 12.02%
	Electronics - 5.21%
4,000	International Business
	Machines Corporation	421,000
5,000	MEMC Electronic
	Materials, Inc. (a)	305,600

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments
June 30, 2007

		Market
Shares		Value
	Electronics - 5.21% (Continued)
10,000	Microchip Technology
	Incorporated	$370,400
		1,097,000
	Software - 6.81%
10,000	Adobe Systems, Inc. (a)	401,500
7,000	Autodesk, Inc. (a)	329,560
700	Google, Inc. (a)	366,366
8,000	Navteq Corporation (a)	338,720
		1,436,146
	Total Software/Electronics	2,533,146
	TELECOMMUNICATIONS
	SERVICES & EQUIPMENT - 2.64%
	Telecommunications & Data
	Network Equipment - 2.64%
20,000	Cisco Systems, Inc. (a)	557,000
	Total Telecommunication
	Services & Equipment	557,000
	Total Common Stocks
	(Cost $15,894,070)	20,467,254

Principal		Market
Amount		Value
	VARIABLE RATE
	DEMAND NOTES # - 1.27%
$268,097	U.S. Bank, N.A., 5.07%	$268,097
	Total Variable Rate Demand
	Notes (Cost $268,097)	268,097
	Total Investments - 98.37%
	(Cost $16,162,167)	20,735,351
	Other Assets in Excess
	of Liabilities - 1.63%	342,489
	Total Net Assets - 100.00%	$21,077,840

(a)	Non-income producing security.
#	Variable rate demand notes are considered short-term
obligations and are payable on demand at the market
value. Interest rates change periodically at specified dates.
The rates shown are as of June 30, 2007.

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities
June 30, 2007

ASSETS:
Investments in securities,
at market value
(Cost: $16,162,167)	$20,735,351
Receivable for investments sold	436,306
Receivable from adviser	21,894
Dividends and interest receivable	13,882
Prepaid assets	11,886
Receivable for fund shares sold	72
Total assets	21,219,391

LIABILITIES:
Payable for fund shares redeemed	6,153
Accrued distribution
(12b-1) expenses	17,198
Accrued expenses	118,200
Total liabilities	141,551
Net assets applicable to
outstanding capital stock	$21,077,840

NET ASSETS CONSIST OF:
Capital stock	$17,727,468
Accumulated undistributed
net realized loss on investments	(1,227,497)
Unrealized appreciation
on investments	4,573,184
Accumulated undistributed
net investment income	4,685
Total net assets	$21,077,840

Shares outstanding (unlimited
shares of $0.001 par value
authorized)	1,750,906

Net asset value, offering and
redemption price per share	$12.04

Statement of Operations
For the Year Ended June 30, 2007

INVESTMENT INCOME:
Dividend income	$238,293
Interest income	23,783
Total investment income	262,076

EXPENSES:
Investment advisory fee	206,738
Professional fees	91,567
Distribution expenses	51,684
Administration fees	35,349
Shareholder servicing fees
and expenses	34,553
Fund accounting fees	24,623
Trustees fees and expenses	24,598
State registration fees	18,931
Custody fees	8,234
Reports to shareholders	5,974
Other expenses	16,921
Total expenses before
Adviser reimbursement	519,172
Less fees and expenses reimbursed
and waived by Adviser	(260,750)
Net expenses	258,422
Net investment income	3,654

NET REALIZED AND
UNREALIZED GAINS:
Net realized gain on investments	2,069,008
Net change in unrealized
appreciation on investments	660,716
Net realized and unrealized
gains on investment securities	2,729,724
Net increase in net assets
resulting from operations	$2,733,378

The accompanying notes are an integral part of these financial statements.

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Statement of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2007	June 30, 2006
OPERATIONS:
Net investment income (loss)	$3,654	$(32,865)
Net realized gain on investments	2,069,008	542,409
Net change in unrealized appreciation on investments	660,716	915,643
Net increase in net assets resulting from operations	2,733,378	1,425,187

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,196,062	2,898,852
Cost of shares redeemed	(3,593,933)	(2,507,826)
Net increase (decrease) in net assets from capital share transactions	(1,397,871)	391,026

TOTAL INCREASE IN NET ASSETS	1,335,507	1,816,213

NET ASSETS:
Beginning of year	$19,742,333	$17,926,120
End of year*	$21,077,840	$19,742,333

*	Includes undistributed net investment income of $4,685 and $0 for the years ended June 30, 2007 and 2006, respectively.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Per share data for a share of capital stock outstanding for the entire year:

		Years Ended June 30,
	2007	2006	2005	2004	2003
NET ASSET VALUE
Beginning of year	$10.53	$9.72	$9.39	$8.12	$8.07
OPERATIONS
Net investment income (loss)[1]	0.00 [2]	(0.02)	(0.02)	(0.02)	(0.00)
Net realized and unrealized
gains (losses) on securities	1.51	0.83	0.35	1.29	0.05
Total from investment operations	1.51	0.81	0.33	1.27	0.05

NET ASSET VALUE
End of year	$12.04	$10.53	$9.72	$9.39	$8.12

Total return	14.34%	8.33%	3.51%	15.64%	0.62%
Net assets at end of year
(000s omitted)	$21,078	$19,742	$17,926	$17,426	$14,899

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement	2.51%	2.63%	2.64%	2.79%	2.60%
After expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Before expense reimbursement	-1.24%	-1.55%	-1.62%	-1.74%	-1.35%
After expense reimbursement	0.02%	-0.17%	-0.23%	-0.20%	0.00%
Portfolio turnover rate	79%	38%	56%	51%	23%

[1] Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
[2] Amount is less than $.005 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to the Financial Statements
For the Year Ended June 30, 2007

1.	ORGANIZATION
The Barrett Growth Fund (the “Fund”) is a diversified series of The Barrett Funds (the “Trust”), a statutory trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates, Inc., serves as the investment adviser (the “Adviser”) for the Fund and is responsible for managing the Fund’s portfolio of securities.

2.	SIGNIFICANT ACCOUNTING POLICIES
a) Investment Valuation
All equity securities that are traded on a national securities exchange, exceptthose listed on the Nasdaq National Market® and Small CapSM exchanges (“Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on the Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and other debt securities are valued using the mean between the closing bid and asked prices provided by a pricing service at the close of the NYSE. The value of these securities used in computing the NAV is determined as of such time. Short-term debt securities, having a maturity of less than 60 days, are valued at amortized cost, which approximates market value.

The current value of any option held by the Fund is its last reported sale price on the exchange on which the security underlying the option is principally traded.  Lacking any sales that day, options are valued at the mean between the bid and asked quotations at the close of the exchange.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under the procedures approved by the Fund’s Board of Trustees.  The fair value of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances, which can include, but are not limited to: (i) fundamental analytical data relating to the investment in the security; (ii) nature and duration of any restriction on the disposition of the security; (iii) evaluation of the forces that influence the market in which the security is purchased and sold; (iv) type of security or asset; (v) financial statements of issuer; (vi) cost at date of purchase; (vii) size of holding; (viii) discount from market value of unrestricted securities of the same class at the time of purchase; (ix) special reports prepared

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by analysts; (x) information as to any transactions or offers with respect to the security; (xi) existence of merger proposals or tender offers affecting the security; (xii) price and extent of public trading in similar securities of the issuer or comparable companies and other relevant matters; (xiii) most recent closing market prices; (xiv) the value of other financial instruments, including derivative securities, traded on other markets or among dealers; (xv) trading volumes on markets, exchanges, or among dealers; (xvi) values of baskets of securities traded on other markets, exchanges, or among dealers; (xvii) changes in interest rates; (xviii) observations from financial institutions; (xix) government (domestic or foreign) actions or pronouncements; and (xx) other news events.

b) Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes “ (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded  as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.  At June 30, 2007 the Fund had accumulated capital loss carryforwards for tax purposes of $1,315,175.  Of this amount, $305,480 expires June 30, 2011 and $1,009,695 expires June 30, 2012.  The Fund utilized $2,222,343 of prior year capital loss carryover in the current year.

In September, 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value

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measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

c) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

d) Line of Credit
The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $6,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly. The Fund did not borrow on the line of credit during the year ended June 30, 2007.

e) Other
Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3.	AGREEMENTS
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.25% of its average daily net assets until October 31, 2007.  Accordingly, during the year ended June 30, 2007, the Adviser waived advisory fees and paid fund expenses in the amount of $260,750.  Any such waiver or expense payment is subject to later adjustment to allow the Adviser to recoup amounts waived or paid to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or paid. Waived/paid expenses subject to potential recovery by year of expiration are as follows:

B A R R E T T

G R O W T H   F U N D

Year of Expiration	Recoverable Amount
6/30/08	$249,592
6/30/09	$259,501
6/30/10	$260,750

4.	DISTRIBUTION PLAN
The Trust, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund may reimburse the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5.	INVESTMENT TRANSACTIONS	The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended June 30, 2007 were as follows:

Purchases	Sales
$16,162,716	$17,517,467

6.	SHARES OF		Year Ended	Year Ended
	BENEFICIAL		June 30, 2007	June 30, 2006
	INTEREST	Shares sold	189,056	271,212
		Shares redeemed	(313,859)	(239,579)
		Net decrease in shares	(124,803)	31,633
		Shares outstanding:
		Beginning of year	1,875,709	1,844,076
		End of year	1,750,906	1,875,709

7.	DISTRIBUTIONS	There were no distributions paid to shareholders during the fiscal years ended
	TO	June 30, 2007 and 2006.
	SHAREHOLDERS	At June 30, 2007, the cost of investments, net unrealized appreciation
		(depreciation) and undistributed ordinary income and undistributed long-term
		capital gains for income tax purposes were as follows:

		Cost basis of investments for
		federal income tax purposes	$16,074,490

		Gross tax unrealized appreciation	4,903,928
		Gross tax unrealized depreciation	(243,067)
		Net tax unrealized appreciation	4,660,861
		Undistributed ordinary income	4,685
		Undistributed long-term capital gain	—
		Total distributable earnings	4,685
		Other accumulated losses	(1,315,175)
		Total accumulated earnings	$3,350,371

B A R R E T T

G R O W T H   F U N D

The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to the return of capital distributions from REIT securities and tax-free transfer of securities.

On the Statement of Assets and Liabilities, Accumulated undistributed net realized loss on investments and Accumulated undistributed net investment income were adjusted by $1,031 and $1,031, respectively for permanent tax adjustments.  The permanent differences relate to the Fund’s holdings in REIT securities.

B A R R E T T

G R O W T H   F U N D

Report of Independent	The Shareholders and Board of Trustees The Barrett Funds
Registered
Public Accounting Firm
We have audited the accompanying statement of assets and liabilities of the Barrett Growth Fund (the “Fund”), a series of shares of The Barrett Funds, including the schedule of investments as of June 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barrett Growth Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 13, 2007

B A R R E T T

G R O W T H   F U N D

Additional Information
(UNAUDITED)

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS INDEPENDENT TRUSTEES

# of
Portfolios
				in Fund	Other
	Position(s)	Term of Office		Complex	Directorships
	Held with	and Length of	Principal Occupation	Overseen	Held by
Name, Age and Address	the Trust	Time Served	During Past Five Years	by Trustee	Trustee
Gerard E. Jones (70)	Trustee	Indefinite Term	Independent Trustee of the	1	Tractor
c/o Barrett Associates, Inc.	and	as Trustee	Trust since August 2003;		Supply
90 Park Avenue	Chairman	8 Years Served	Trustee Emeritus of the Trust		Company
New York, NY 10016	of the	and Two-Year	from 2000 to 2003; Independent
	Board	Term as	Trustee of the Trust from its
		Chairman	inception in 1998 to December
		1 Year Served	2000; Managing Partner, Gerard
E. Jones, P.C., since April 2003;
Advisor, Corporate Governance
Advisors, since April 2003; Of
Counsel, Shipman & Goodwin,
LLP from 2001 to 2003; Partner,
Bingham McCutchen, LLP, formerly
known as Richards & O’Neil,
LLP, from 1972 through 2001.

Ronald E. Kfoury (49)	Trustee	Indefinite Term	Independent Trustee of the	1	None
c/o Barrett Associates, Inc.		8 Years Served	Trust since its inception in 1998;
90 Park Avenue			Managing Director, Arpent
New York, NY 10016			(software and professional
services company) since October
2006; Chief Executive Officer of
Clockware, Inc. (software
company) from November 2000
through October 2006; Managing
Director, Analect, Limited
(management consulting)
from 1992 through 2000.

B A R R E T T

G R O W T H   F U N D

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation
Name, Age and Address	the Trust	Time Served	During Past Five Years
INDEPENDENT TRUSTEES (Continued)
Edward M. Mazze, PhD. (66)	Trustee	Indefinite Term	Independent Trustee of the Trust	1	Washington
c/o Barrett Associates, Inc.		6 Years Served	since January 2001; Distinguished		Trust
90 Park Avenue			University Professor of Business		Bancorp,
New York, NY 10016			Administration, University of		Inc.;
			Rhode Island since 2006; Dean,		Technitrol,
			College of Business Administration		Inc.
			of the University of Rhode Island		(electronics
			(1998-2006); Director, Technitrol Inc.		manu-
			since 1985; Director, Washington		facturer)
Trust Bancorp. Inc. since 2000;
Honorary Board Member,
Delaware Valley College of
Science and Agriculture since
1997; Dean of the Belk College
of Business Administration of
The University of North Carolina
at Charlotte from 1993 to 1998.

OFFICERS
Peter H. Shriver (55)	President	Indefinite Term	President of Barrett Associates,
90 Park Avenue		8 Years Served	Inc. since April 2004; previously
New York, NY 10016			Executive Vice President and
Managing Director of Barrett
Associates, Inc. since 1989.

Paula J. Elliott (57)	Secretary	Indefinite Term	Vice President of Barrett
90 Park Avenue	&	8 Years Served	Associates, Inc. since 1995 and
New York, NY10016	Treasurer		Assistant Treasurer for Barrett
Associates, Inc. since July 2004.
AML Compliance Officer from
February 2003 to September 2004
and Compliance Officer from
January 2004 to September 2004
for the Barrett Growth Fund.

Robert J. Milnamow (56)	Vice	Indefinite Term	Managing Director and Director
90 Park Avenue	President	3 Years Served	of Research of Barrett Associates,
New York, NY10016			Inc. since November 2003;
previously Managing Member at
Thayer Pond LLC since 2001 and
Senior Portfolio Manager at
Rockefeller & Co. from 1998-2001.

B A R R E T T

G R O W T H   F U N D

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation
Name, Age and Address	the Trust	Time Served	During Past Five Years
OFFICERS (Continued)
Todd F. Kuehl (38)	Chief	Indefinite Term	Vice President, Legg Mason Office
c/o Barrett Associates, Inc.	Com-	Less than	of the Chief Compliance Officer
90 Park Avenue	pliance	1 Year	(since February 2006); Branch
New York, NY10016	Officer and	Served	Chief, Office of Investment
	Anti-Money		Company Regulation, Division
	Laundering		of Investment Management,
	Compliance		Securities and Exchange
	Officer		Commission (2002-2006); Vice
President, Deutsche Asset
Management (1998-2002).

Audit Committee

As of June 30, 2007 the Audit Committee was made up of all of the Independent Trustees as follows:  Ronald E. Kfoury, Gerard E. Jones and Dr. Edward M. Mazze.  Pursuant to its Charter, the Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.  The Audit Committee generally meets twice each year with the independent registered public accounting firm.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at (877) 363-6333.

2.	AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Barrett Growth Fund’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. The actual voting records relating to portfolio securities during the most recent twelve-month period ended June 30 are available without charge, upon request, by calling toll-free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

3.	PORTFOLIO HOLDINGS

The Barrett Growth Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The complete schedules of the Fund’s holdings for the second and fourth quarters of each year are contained in the Fund’s semi-annual and annual shareholder reports, respectively, which are filed with the SEC on Form N-CSR. The Fund’s Forms N-Q and Forms N-CSR are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A list of the Fund’s top ten holdings is also available on the Adviser’s website at www.barrettassociates.com on or about 30 days following each quarter end.

(This Page Intentionally Left Blank.)

BARRETT GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Barrett Associates, Inc.
90 Park Avenue
New York, NY 10016

DISTRIBUTOR
Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD 21202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Item 2. Code of Ethics.

The Barrett Funds (the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The Registrant is relatively small in size and has approximately $21.1 million in assets, which reduces the complexity of the financial operations and conditions of the Registrant. In addition, the Registrant’s small size makes it more prohibitive to incur the added expenses of identifying and electing an additional Director who would, without question, fully meet the qualifications of an audit committee financial expert and would be willing to serve, as the current Directors do, with limited compensation.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2007	FYE 6/30/2006
Audit Fees	$13,000	$12,500
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$1,500
All Other Fees	$0	$0

The Registrant’s audit committee has adopted an Audit Committee Charter that provides that the audit committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

1

The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2007	FYE 6/30/2006
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s principal/chief executive officer and principal/chief financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s principal/chief executive officer and principal/chief financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding the required disclosure.

2

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics of the Registrant’s principal/chief executive officer and principal/chief financial officer are filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Barrett Funds

By (Signature and Title)     /s/ Peter H. Shriver
                     Peter H. Shriver, President

Date         9/4/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Peter H. Shriver
                       Peter H. Shriver, President

Date        9/4/07

By (Signature and Title)* _   /s/ Paula J. Elliott
Paula J. Elliott, Treasurer

Date         9/5/07

* Print the name and title of each signing officer under his or her signature.